UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2006


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

                           Commission File No. 0-10772

         Virginia                                                  54-0846569
(State or other jurisdiction of                         (IRS Employer ID No.)
incorporation or organization)

         6708 Alexander Bell Drive
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                            (Zip Code)

Registrant's telephone number, including area code:            (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AGREEMENT AND PLAN OF MERGER

On November 8, 2006, Essex Corporation, a Virginia corporation ("ESSEX"), entered into a definitive Agreement and Plan of Merger (the "MERGER AGREEMENT") with Northrop Grumman Space & Mission Systems Corp., an Ohio corporation ("NORTHROP GRUMMAN"), and Eagle Transaction Corporation, a Virginia corporation and wholly owned subsidiary of Northrop Grumman ("MERGERCO"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, MergerCo will be merged with and into Essex Corporation, with Essex continuing as the surviving corporation and a wholly owned subsidiary of Northrop Grumman (the "Merger").

Pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger, each issued and outstanding share of Essex common stock will be converted into the right to receive $24.00 in cash, without interest, and each outstanding Essex stock option, whether or not vested or exercisable, will be converted into the right to receive the excess, if any, of the $24.00 per share merger consideration over the per share exercise price of the stock option.

In addition, Essex has agreed, among other things and subject to certain exceptions as described in the Merger Agreement, (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain transactions during such period, (iii) to cause a shareholder meeting to be held promptly to consider approval of the Merger Agreement, and (iv) subject to certain limited exceptions to permit the board of directors to comply with their fiduciary duties, not to enter into discussions or negotiations concerning, or to provide information in connection with, alternative business combination transactions.

Consummation of the Merger is subject to a number of conditions, including approval by Essex's shareholders, absence of any law or order prohibiting the consummation of the Merger, expiration or termination of the applicable Hart-Scott Rodino Antitrust Improvements Act of 1976 waiting period, and certain other customary conditions. Under applicable Virginia law, approval by Essex's shareholders will require the affirmative vote of holders of at least 2/3 of the shares of Essex common stock entitled to vote.

Pursuant to the terms of the Merger Agreement, Northrop Grumman and Essex each have certain termination rights. In the case of Northrop Grumman, it will have the right to terminate the Merger Agreement if, among other reasons, the Essex board of directors withdraws, modifies, qualifies or amends its recommendation of the Merger in a manner adverse to Northrop Grumman, and in the case of Essex, it will have the right to terminate the Merger Agreement if, among other reasons, it determines to enter into an unsolicited alternative business combination transaction that the board finds to be more favorable to Essex's shareholders than the Merger, after following certain

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procedures  set forth in the Merger  Agreement.  Upon  termination of the Merger
Agreement under specified circumstances, Essex will be required to pay Northrop Grumman a termination fee of $22.5 million. Additionally, if the Merger cannot be closed or is delayed for longer than six months because of regulatory impediments (subject to the right of Northrop Grumman to extend the termination date for an additional 90 days), Northrop Grumman has agreed to reimburse Essex for out-of-pocket expenses (including reasonable legal fees and expenses) incurred in connection with the Merger of up to $1 million.

In connection with entering into the Merger Agreement, three stockholders (Len Moodispaw, John Hannon, and Terry Turpin), who collectively own 11 percent of Essex's outstanding common stock and who are also members of the Essex's board of directors, have signed voting agreements with Northrop Grumman, agreeing to vote their shares in favor of the merger and in opposition to any competing acquisition proposals. In addition, the voting agreements provide that the stockholders may not transfer their shares (or any options or other similar rights with respect to Essex stock) to any other party during the term of the agreements. The term of the voting agreements extend until the earlier of the closing of the Merger or 6 months after the termination of the Merger Agreement for any reason.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as EXHIBIT 2.1 hereto and incorporated herein by reference.

CAUTIONARY STATEMENTS

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The Merger Agreement contains representations and warranties made by the parties to each other regarding certain matters. The statements embodied in the representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Please note that certain representations and warranties were made as of a specific date, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE MERGER

ESSEX WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") A PROXY STATEMENT AND OTHER DOCUMENTS REGARDING THE PROPOSED BUSINESS COMBINATION TRANSACTION REFERRED TO IN THE FOREGOING INFORMATION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. A DEFINITIVE PROXY STATEMENT WILL BE SENT TO SECURITY HOLDERS OF ESSEX SEEKING THEIR APPROVAL OF THE TRANSACTION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT (WHEN IT IS AVAILABLE) AND OTHER DOCUMENTS FILED BY ESSEX WITH

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THE SEC AT THE  COMMISSION'S  WEB  SITE AT  WWW.SEC.GOV.  THE  DEFINITIVE  PROXY
STATEMENT AND OTHER DOCUMENTS ALSO MAY BE OBTAINED FOR FREE BY DIRECTING A REQUEST TO:

CORPORATE SECRETARY, ESSEX CORPORATION, 6708 ALEXANDER BELL DRIVE, COLUMBIA, MARYLAND 21046, OR BY PHONE AT 301-939-7000.

ESSEX AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM ESSEX STOCKHOLDERS. COLLECTIVELY, AS OF MAY 3, 2006, AS REPORTED IN THE PROXY STATEMENT FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS, THE BENEFICIAL OWNERSHIP OF THE DIRECTORS AND EXECUTIVE OFFICERS OF ESSEX WAS APPROXIMATELY 14.7%. STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL OUTCOMES, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANTICIPATED OUTCOMES, PERFORMANCE OR ACHIEVEMENTS. RISKS AND UNCERTAINTIES INCLUDE: THE SATISFACTION OF THE CONDITIONS TO CLOSING, INCLUDING RECEIPT OF STOCKHOLDER AND REGULATORY APPROVAL; GENERAL INDUSTRY AND MARKET CONDITIONS; THE ABILITY OF EITHER COMPANY TO ACHIEVE FUTURE BUSINESS OBJECTIVES; AND THE RISK THAT THE PERCEIVED ADVANTAGES OF THE TRANSACTION, IF CONSUMMATED, MAY NOT BE ACHIEVED. ALL FORWARD-LOOKING STATEMENTS ARE ALSO EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS DETAILED FROM TIME TO TIME IN ESSEX'S FILINGS WITH THE COMMISSION, INCLUDING ITS QUARTERLY REPORTS ON FORM 10-Q AND ITS ANNUAL REPORT ON FORM 10-K. THE INFORMATION SET FORTH HEREIN SPEAKS ONLY AS OF THE DATE HEREOF, AND ESSEX CORPORATION DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE HEREOF.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS

    Exhibit
    NUMBER DESCRIPTION

    2.1 Agreement and Plan of Merger Agreement dated as of November 8, 2006, by and between Northrop Grumman Space & Mission Systems Corp., Eagle Transaction Corporation, and Essex Corporation.*

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           *      The registrant has omitted  certain  schedules and exhibits in
                  accordance   with  Item  601(b)(2)  of  Regulation   S-K.  The
                  registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION

                           /s/ Lisa G. Jacobson
                           ----------------------------------------------------
DATE:  November 9, 2006    Lisa G. Jacobson
                           Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX
Exhibit
NUMBER          DESCRIPTION

2.1 Agreement and Plan of Merger dated as of November 8, 2006, by and between Northrop Grumman Space & Mission Systems Corp., Eagle Transaction Corporation, and Essex Corporation.*

-------------------
* The registrant has omitted certain schedules and exhibits in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.